EXHIBIT 32.1
                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of National Residential Properties, Inc. (the "COMPANY") on Form 10-QSB/A for the period ended March 31, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






October 27, 2004                          By:    /s/ RICHARD ASTROM
                                                ----------------------------
                                                Richard Astrom
                                                Chief Executive Officer



In connection with the quarterly report of National Residential Properties, Inc. (the "COMPANY") on Form 10-QSB/A for the period ended March 31, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






October 27, 2004                           By:    /s/ CHRISTOPHER ASTROM
                                                 ----------------------------
                                                 Christopher Astrom
                                                 Chief Financial Officer